UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 16, 2011 (March 14, 2011)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 16, 2011, Transcept Pharmaceuticals, Inc. (“Transcept”) issued a press release relating to its financial results for the three months and year ended December 31, 2010, and certain other information. The full text of the press release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

On March 14, 2011, Transcept issued a press release announcing its initiation of a Phase 2 study of Transcept product candidate TO-2061 in the treatment of obsessive compulsive disorder patients who do not respond adequately to approved first-line pharmacotherapy. The full text of the press release is furnished herewith as Exhibit 99.2.

The information in Items 2.02 and 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

The following Exhibits are filed as part of this Current Report on Form 8-K.

(d) Exhibits

Exhibit Number	Description

99.1	Press release announcing fourth quarter and full year 2010 financial results, dated March 16, 2011

99.2	Press release announcing initiation of Phase 2 study of TO-2061 in the treatment of OCD patients, dated March 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: March 16, 2011	By:	/s/ Marilyn E. Wortzman
Name: Marilyn E. Wortzman
Title: Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing fourth quarter and full year 2010 financial results, dated March 16, 2011

99.2	Press release announcing initiation of Phase 2 study of TO-2061 in the treatment of OCD patients, dated March 14, 2011